UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2012

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA	19103-3615
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or form address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Tuesday, July 24, 2012, David A. Justin announced his resignation and retirement as Vice President, Operations of Sunoco Partners LLC (the “Company”), the general partner of Sunoco Logistics Partners L.P. (the “Partnership”), effective as of August 1, 2012. Mr. Justin’s retirement comes after 29 years working in various positions for the Company, its affiliates and predecessor companies.

Also on July 24, 2012, the Company’s Board of Directors (“Board”) appointed David R. Chalson as the Company’s Vice President, Operations, effective as of August 1, 2012. Mr. Chalson will receive salary and benefits, and will participate in each of the Company’s Long-Term Incentive Plan and its Annual Incentive Plan (previously filed on February 29, 2012 as Exhibits 10.10 and 10.11, respectively, to the Partnership’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2011), in accordance with Company practice, at levels commensurate with his employment grade level and position. In addition, Mr. Chalson will be eligible to participate in the Company’s other benefit programs available to employees generally, including life, long-term disability, medical and dental insurance and vacation benefits.

Mr. Chalson is 60 years old, and has been Manager, Oil Movements, of the Company from 2007 to 2012. Mr. Chalson holds a bachelor of Science degree in Meteorology and Oceanography from the State University of New York College Maritime College and a Master of Science degree in Energy Management and Policy from the University of Pennsylvania. He has no relationships or related party transactions with the Company, or the Partnership, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

On Tuesday, July 24, 2012, the Board established a payment date of August 14, 2012 for the payment of the Partnership’s quarterly cash distribution for the second quarter of 2012, payable to common unit holders of record at the close of business on August 8, 2012. The actual rate of payment (dollars/common unit) will be determined by subsequent Board action on August 2, 2012, and will be announced at that time.

Safe Harbor Statement

Statements contained in this report, or the exhibits to this report, that state the Partnership’s expectations or predictions of the future are forward-looking statements and are inherently uncertain. Actual results could differ materially from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission. The Partnership undertakes no obligation to update forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this current report on Form 8-K are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its General Partner

By:	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay
Vice President, General Counsel and Corporate Secretary

July 24, 2012

Philadelphia, PA